Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Jesters Resources, Inc. (the "Company") on Form 10-Q for the period ended April 30, 2008, as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Yanhua Xu, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 10th day of June, 2008.

                                                                                                             YANHUA XU
                                                                                                             Yanhua Xu, Chief Executive Officer and
                                                                                                             Chief Financial Officer